Exhibit 10.3

Execution Version

AMENDMENT TO TRANSACTION AGREEMENT

This AMENDMENT TO TRANSACTION AGREEMENT (this “Amendment”), dated as of June 16, 2022, is entered into by and among DPCM Capital, Inc., a Delaware corporation (“SPAC”), D-Wave Quantum Inc., a Delaware corporation and a direct, wholly-owned subsidiary of SPAC (“NewCo”), DWSI Holdings Inc., a Delaware corporation and a direct, wholly-owned subsidiary of NewCo (“Merger Sub”), DWSI Canada Holdings ULC, a British Columbia unlimited liability company and a direct, wholly-owned subsidiary of NewCo (“CallCo”), D-Wave Quantum Technologies Inc., a British Columbia corporation and a direct, wholly-owned subsidiary of CallCo (“ExchangeCo” and together with SPAC, NewCo, Merger Sub and CallCo, the “SPAC Parties”), and D-Wave Systems Inc., a British Columbia company (the “Company”). The SPAC Parties and the Company shall be referred to herein from time to time collectively as the “Parties”. Unless otherwise defined herein, all defined terms used in this Amendment shall have the meanings ascribed to such terms in the Transaction Agreement (as defined below).

RECITALS

WHEREAS, the SPAC Parties and the Company entered into that certain Transaction Agreement, dated as of February 7, 2022 (the “Transaction Agreement”);

WHEREAS, the Parties desire to amend the Transaction Agreement; and

WHEREAS, Section 10.3 of the Transaction Agreement provides that any amendment or modification to the Transaction Agreement must be made by an amendment to the Transaction Agreement signed by each of the Parties.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the SPAC Parties and the Company, intending to be legally bound, hereby agree as follows:

1.    Amendment to Definition of “Permitted SPAC Expenses”

(a)     The definition of “Permitted SPAC Expenses” set forth in Section 1.1 of the Transaction Agreement is hereby amended by replacing such definition in its entirety with the following (with additions shown as bolded and underlined and deletions shown as ~~bold and struck through~~ to facilitate reading where necessary, which formatting shall not be part of the amended Transaction Agreement):

“Permitted SPAC Expenses” means $7,000,000 ~~the sum of (a) $35,000,000 plus (b) an amount up to $100,000 to the extent paid by SPAC to the PIPE Financing placement agents in connection with the Initial PIPE Financing plus (c) an amount equal to any fees payable by SPAC to the PIPE Financing placement agents in connection with the Additional PIPE Financing, if applicable~~.

2.     Ratification of the Transaction Agreement. It is the express intention of the Parties that this Amendment shall not, and shall not be interpreted to, expand or reduce the rights of any Party except as and solely to the extent expressly provided herein. Except as otherwise expressly provided herein, all of the terms and conditions of the Transaction Agreement are ratified and shall remain unchanged and continue in full force and effect.

3.     Miscellaneous Provisions. The provisions of Article X of the Transaction Agreement, to the extent applicable, are incorporated herein by reference and shall apply to this Amendment mutatis mutandis.

IN WITNESS WHEREOF, each of the Parties has caused this Amendment to be duly executed on its behalf as of the day and year first above written.

DPCM CAPITAL, INC.

By:	/s/ Emil Michael
Name:	Emil Michael
Title:	Chief Executive Officer

D-WAVE QUANTUM INC.

By:	/s/ Emil Michael
Name:	Emil Michael
Title:	President

DWSI HOLDINGS INC.

By:	/s/ Emil Michael
Name:	Emil Michael
Title:	President

DWSI CANADA HOLDINGS ULC

By:	/s/ Emil Michael
Name:	Emil Michael
Title:	President

D-WAVE QUANTUM TECHNOLOGIES INC.

By:	/s/ Emil Michael
Name:	Emil Michael
Title:	President

[Signature Page to Amendment to Transaction Agreement]

D-WAVE SYSTEMS INC.

By:	/s/ Alan Baratz
Name:	Alan Baratz
Title:	Chief Executive Officer

[Signature Page to Amendment to Transaction Agreement]